                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 29, 2006
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                     ML-CFC Commercial Mortgage Trust 2006-3
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-04

                      Merrill Lynch Mortgage Lending, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

                 Delaware            333-130408-04        13-3416059
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      (State or Other Jurisdiction    (Commission       (IRS Employer
            of Incorporation)         File Number)   Identification No.)

         4 World Financial Center, 16th Floor
         250 Vesey Street, New York, New York            10080
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       (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code               (212) 449-1000
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                      4 World Financial Center, 10th Floor
                      250 Vesey Street, New York, New York
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On September 29, 2006, a pooling and servicing agreement, dated as of
September 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), Midland Loan Services, Inc., as master servicer no. 1, Capmark
Finance Inc., as master servicer no. 2, ING Clarion Partners, LLC, as special servicer and LaSalle Bank National Association, as trustee. The Pooling and
Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-3 (the "ML-CFC
Commercial Mortgage Trust 2006-3"), Commercial Mortgage Pass-Through
Certificates, Series 2006-3 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class AM, Class AJ, Class B, Class C and Class D (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130408) and sold to
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, , PNC Capital Markets LLC, Goldman, Sachs &
Co. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of September 22, 2006 (the
"Underwriting Agreement"), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide
Commercial Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 (the
"Countrywide Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of September 22,
2006 (the "MLML Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage Loans"; the
Countrywide Mortgage Loans, the MLML Mortgage Loans and the PNC Bank Mortgage
Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from
PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of September 22, 2006 (the "PNC Bank Mortgage
Loan Purchase Agreement"; the Countrywide Mortgage Loan Purchase Agreement, the
MLML Mortgage Loan Purchase Agreement and the PNC Bank Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (Countrywide, MLML or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on September 26, 2006 on behalf of the
Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities
Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130408-04, for the ML-CFC Commercial Mortgage Trust 2006-3, and the
description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the
Underwriting Agreement and the Mortgage Loan Purchase Agreements will be

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filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the ML-CFC Commercial Mortgage Trust 2006-3.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 5, 2006

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By: /s/ David M. Rodgers
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                                       Name: David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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